Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
DEBT

18.	DEBT

Short-term debt and current portion of the long-term debt consists of the following:

	December 31,
	2010	2009
	(millions)

Current portion of 5-year term loan facility	$110	$110
5.125% senior notes due 2010	—	90
6.000% loan notes due 2010	—	9

	$110	$209

Long-term debt consists of the following:

	December 31,
	2010	2009
	(millions)

5-year term loan facility	$301	$411
Revolving $300 million credit facility	90	—
6.000% loan notes due 2012	4	4
5.625% senior notes due 2015	350	350
Fair value adjustment on 5.625% senior notes due 2015	12	—
12.875% senior notes due 2016	500	500
6.200% senior notes due 2017	600	600
7.000% senior notes due 2019	300	300

	$2,157	$2,165

Until December 22, 2010, all direct obligations under the 12.875% senior notes listed above were guaranteed by Willis Group Holdings, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., and all direct obligations under the 5.625%, 6.200% and 7.000% senior notes were guaranteed by Willis Group Holdings, Willis Netherland Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited.

On that date and in connection with a group reorganization, TA II Limited, TA III Limited and TA IV Limited transferred their obligations as guarantors to the other Guarantor Companies. TA II Limited, TA III Limited and TA IV Limited entered member’s voluntary liquidation on December 31, 2010.

Debt issuance

During the year ended December 31, 2010, the Company entered into a series of interest rate swaps for a total notional amount of $350 million to receive a fixed rate and pay a variable rate on a semi-annual basis, with a maturity date of July 15, 2015. The Company has designated and accounts for these instruments as fair value hedges against its $350 million 5.625% senior notes due 2015. The fair values of the interest rate swaps are included within other assets or other liabilities and the fair value of the hedged element of the senior notes is included within long-term debt.

The 5-year term loan facility bears interest at LIBOR plus 2.250% and is repayable at $27 million per quarter, with a final payment of $115 million due in the fourth quarter of 2013. Drawings under the revolving $300 million credit facility bear interest at LIBOR plus 2.250% and the facility expires on October 1, 2013. On August 9, 2010, Willis North America, Inc. agreed an additional revolving credit facility for $200 million. Drawings on this facility bear interest at LIBOR plus a margin of either 1.750% or 2.750% depending upon the currency of the loan. This margin applies while the Company’s debt rating remains BBB-/Baa3. This facility expires on October 1, 2013. As at December 31, 2010 no drawings had been made on the facility.

On June 22, 2010, a further revolving credit facility of $20 million was put in place which bears interest at LIBOR plus 1.700% until 2012 and LIBOR plus 1.850% thereafter. The facility expires on December 22, 2012. As at December 31, 2010 no drawings had been made on the facility.

The $20 million revolving credit facility put in place on June 22, 2010 is solely for the use of our main UK regulated entity and would be available in certain exceptional circumstances. This facility is secured against the freehold of the UK regulated entity’s freehold property in Ipswich.

In March 2009, Trinity Acquisition plc issued 12.875% senior notes due 2016 in an aggregate principal amount of $500 million to Goldman Sachs Mezzanine Partners which generated net proceeds of $482 million. These proceeds were used to refinance part of an interim credit facility.

In September 2009, Willis North America, Inc. issued $300 million of 7.000% senior notes due 2019. A tender offer was launched on September 22, 2009, to repurchase any and all of the $250 million 5.125% senior notes due July 2010 at a premium of $27.50 per $1,000 face value. Notes totaling approximately $160 million were tendered and repurchased.

The agreements relating to our 5-year term loan facility and the Willis North America, Inc. revolving credit facility contain requirements to maintain maximum levels of consolidated funded indebtedness in relation to consolidated EBITDA and minimum levels of consolidated EBITDA to consolidated fixed charges, subject to certain adjustments. In addition, the agreements relating to our credit facilities and senior notes include, in the aggregate, covenants relating to the delivery of financial statements, reports and notices, limitations on liens, limitations on sales and other disposals of assets, limitations on indebtedness and other liabilities, limitations on sale and leaseback transactions, limitations on mergers and other fundamental changes, maintenance of property, maintenance of insurance, nature of business, compliance with applicable laws, maintenance of corporate existence and rights, payment of taxes and access to information and properties. At December 31, 2010, the Company was in compliance with all covenants.

Lines of credit

The Company also has available $2 million (2009: $7 million) in lines of credit, of which $nil was drawn as of December 31, 2010 (2009: $nil).

Analysis of interest expense

The following table shows an analysis of the interest expense for the years ended December 31:

	Year ended
	December 31,
	2010	2009	2008
	(millions)

5-year term loan facility	$17	$26	$10
Revolving $300 million credit facility	3	3	5
5.625% senior notes due 2015	14	20	20
12.875% senior notes due 2016	67	55	—
6.200% senior notes due 2017	38	38	38
7.000% senior notes due 2019	21	5	—
5.125% senior notes due 2010	3	16	13
Interim credit facility	—	7	17
Other	3	4	2

Total interest expense	$166	$174	$105